Secured Term Loan Facilities and Revolving Credit Facilities - Schedule of Breakdown of Secured Term Loan Facilities and Total Deferred Financing Costs Split Between Current and Non-Current Liabilities (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2018	Dec. 31, 2017
Current Liability
Current portion of secured term loan facilities	$ (70,600)	$ (83,352)
Less: current portion of deferred financing costs	1,743	1,793
Current portion of secured term loan facilities, net of deferred financing costs	(68,857)	(81,559)
Non-Current Liability
Secured term loan facilities and revolving credit facilities net of current portion	(605,138)	(688,838)
Less: non-current portion of deferred financing costs	5,462	7,180
Non-current secured term loan facilities and revolving credit facilities, net of current portion and non-currentdeferred financing costs	$ (599,676)	$ (681,658)